UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: October 5, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234
                                      (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on October 5, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report September traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  October 5, 2009

EXHIBIT INDEX

Exhibit  Description

99.1         Press Release

CONTACT:           Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, Oct. 5, 2009

AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a September load factor of 79.4 percent, an increase of 2.8 points versus the same period last year.  Traffic decreased 3.5 percent and capacity decreased 6.9 percent year over year.
Domestic traffic decreased 2.6 percent year over year on 6.9 percent less capacity.  International traffic decreased by 4.9 percent relative to last year on a capacity decrease of 7.0 percent.
American boarded 6.5 million passengers in September.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	September
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,515,376	9,858,118	-3.5%
D.O.T. DOMESTIC	5,927,012	6,084,138	-2.6
INTERNATIONAL	3,588,364	3,773,980	-4.9
ATLANTIC	1,635,040	1,702,619	-4.0
LATIN AMERICA	1,543,532	1,625,378	-5.0
PACIFIC	409,792	445,983	-8.1
AVAILABLE SEAT MILES (000)
SYSTEM	11,980,753	12,869,299	-6.9%
D.O.T. DOMESTIC	7,453,491	8,003,389	-6.9
INTERNATIONAL	4,527,262	4,865,910	-7.0
ATLANTIC	2,005,119	2,185,091	-8.2
LATIN AMERICA	1,989,334	2,116,323	-6.0
PACIFIC	532,809	564,496	-5.6
LOAD FACTOR
SYSTEM	79.4%	76.6%	2.8	Pts
D.O.T. DOMESTIC	79.5	76.0	3.5
INTERNATIONAL	79.3	77.6	1.7
ATLANTIC	81.5	77.9	3.6
LATIN AMERICA	77.6	76.8	0.8
PACIFIC	76.9	79.0	-2.1
PASSENGERS BOARDED	6,512,308	6,764,726	-3.7%

SYSTEM CARGO TON MILES (000)	140,981	158,920	-11.3%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD September
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	92,487,956	101,363,420	-8.8%
D.O.T. DOMESTIC	58,030,067	64,335,028	-9.8
INTERNATIONAL	34,457,889	37,028,392	-6.9
ATLANTIC	14,175,429	14,789,059	-4.1
LATIN AMERICA	16,272,485	18,083,628	-10.0
PACIFIC	4,009,975	4,155,704	-3.5
AVAILABLE SEAT MILES (000)
SYSTEM	114,856,184	124,712,911	-7.9%
D.O.T. DOMESTIC	70,032,550	78,019,694	-10.2
INTERNATIONAL	44,823,635	46,693,217	-4.0
ATLANTIC	18,258,751	18,710,339	-2.4
LATIN AMERICA	21,482,994	22,957,921	-6.4
PACIFIC	5,081,890	5,024,957	1.1
LOAD FACTOR
SYSTEM	80.5%	81.3%	-0.8	Pts
D.O.T. DOMESTIC	82.9	82.5	0.4
INTERNATIONAL	76.9	79.3	-2.4
ATLANTIC	77.6	79.0	-1.4
LATIN AMERICA	75.7	78.8	-3.0
PACIFIC	78.9	82.7	-3.8
PASSENGERS BOARDED	64,826,143	71,337,623	-9.1%

SYSTEM CARGO TON MILES (000)	1,185,063	1,547,240	-23.4%

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